Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul Kosturos, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that the Quarterly Report on Form 10-Q of Neighborhood Intelligence, Inc. for the quarter ended September 30, 2026 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of Neighborhood Intelligence, Inc.

Date:	November 5, 2026	/s/ PAUL KOSTUROS
Paul Kosturos
Interim Chief Financial Officer
(Principal Financial Officer)